EXHIBIT 99.1

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
K-V Discovery Solutions, Inc. et al.,	:	Case No. 12-13346 (ALG)
:
Debtors.	X	Jointly Administered

Monthly Operating Report for the Period

January 1, 2013 to January 31, 2013

Debtors’ Address:	2280 Schuetz Road
St. Louis, Missouri 63146
Telephone: (314) 645-6600

Debtors’ Attorneys:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Thomas S. McHugh	February 15, 2013
Thomas S. McHugh
Chief Financial Officer
K-V Pharmaceutical Company

In re	K-V DISCOVERY SOLUTIONS, INC., et al.,	Case No.	12-13346 (ALG)
	Debtors.	Reporting Period:	1/1/13 -1/31/13
		Federal Tax I.D.#	13-1587982

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR 4)			x
Copies of tax returns filed during reporting period (See Notes to MOR 4)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR 4)	MOR-4		x
Listing of Aged Accounts Payable (See MOR 7)		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x
Makena® Performance Metrics		x

NOTES TO MONTHLY OPERATING REPORT

This MOR includes activity from the following Debtors:

Debtor	Case Number
K-V Discovery Solutions, Inc.	12-13346
K-V Pharmaceutical Company	12-13347
Ther-Rx Corporation	12-13348
K-V Generic Pharmaceuticals, Inc.	12-13349
Zeratech Technologies USA, Inc.	12-13350
Drug Tech Corporation	12-13351
K-V Solutions USA, Inc.	12-13352
FP1096, Inc.	12-13353

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with GAAP.  In addition, the financial statements and supplemental information contained herein represent consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and exclude activity for their non-debtor subsidiaries. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to changes, and these changes could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment. The Debtors are reviewing their books and records and other information on an ongoing basis to determine whether the financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to the financial statements that form a part of this MOR. The financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

The unaudited consolidated financial statements contained herein have been prepared on a going concern basis and do not reflect or provide all of the possible consequences of the ongoing chapter 11 cases. Specifically, the unaudited consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in these cases. As a result of the chapter 11 proceedings, the Debtors may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

MOR-1:

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1

(Dollars in thousands)

Debtor	Case Number	Cash Receipts
Ther-Rx Corporation	12-13348	$8,451
K-V Pharmaceutical Company	12-13347	245
DrugTech Corporation	12-13351	10
K-V Discovery Solutions, Inc.	12-13346	0
K-V Generic Pharmaceuticals, Inc.	12-13349	0
Zeratech Technologies USA, Inc.	12-13350	0
K-V Solutions USA Inc.	12-13352	0
FP1096, Inc.	12-13353	0
Total Cash Receipts		$8,706

Debtor	Case Number	Cash [2] Disbursements
K-V Pharmaceutical Company	12-13347	$(6,580)
Ther-Rx Corporation	12-13348	(3,449)
DrugTech Corporation	12-13351	(15)
K-V Discovery Solutions, Inc.	12-13346	0
K-V Generic Pharmaceuticals, Inc.	12-13349	0
Zeratech Technologies USA, Inc.	12-13350	0
K-V Solutions USA Inc.	12-13352	0
FP1096, Inc.	12-13353	0
Total Cash Disbursements		$(10,044)

Notes

1 – Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on a final basis pursuant to an order entered by the Bankruptcy Court on January 15, 2013) and is consistent with the Debtors’ historical cash management practices.  All amounts listed are the balances reported by the bank as of the end of the reporting period. Copies of bank statements will be provided upon reasonable request in writing to counsel for the Debtors.

2 – Cash disbursements during the month of January 2013 include $1,081 of outstanding checks.

MOR-1 (CON’T):

BANK RECONCILIATIONS 1, 2, 3, 4, 5, 6

(Dollars in thousands)

Debtor	Case Number	Bank and Account Description	Bank Account No. Ending In	Bank Balance
K-V Pharmaceutical Company	12-13347	Fifth Third Money Market / Investment Account	1225	$28,293
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Operating Account	9158	5,336
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / PDI Escrow Account	1876 [7]	1,819
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Deposit Account	0941	1,025
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Nesher Escrow Account	0383	501
K-V Pharmaceutical Company	12-13347	Commerce Bank / Certificate of Deposit	2433	150
K-V Pharmaceutical Company	12-13347	AMEX Centurion Bank / Certificate of Deposit	8420	60
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Utility Deposit	0479 [8]	2
Drug Tech Corporation	12-13351	Wells Fargo Bank/ DrugTech Operating Acct	6823	3
Drug Tech Corporation	12-13351	US Bank / DrugTech Custody Account	3256	2
				$37,191

Notes

1 –The Debtors have not included copies of their bank statements or cash disbursement journals due to the voluminous nature of these reports. Copies of the Debtors’ bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors.

2 –The Debtors reconcile their bank accounts on a monthly basis.

3 –The Debtors have excluded accounts with no balance as of the end of the reporting period.

4 –The Debtors’ bank balances exclude $1,120 of outstanding checks.

5 – During this reporting period, the Debtors deposited funds into a bank account in the name of K-V Pharmaceutical Company with Fifth Third Bank (“Deposit Account”, bank account no. ending in 0941), which account had a zero balance at the end of the previous reporting period and was not listed on the previous MOR’s Bank Reconciliation Schedule.

6 – During this reporting period, the Debtors closed a bank account in the name of K-V Pharmaceutical Company with Commerce Bank (“Deposit Account”, bank account no. ending in 6373).

7 – This account was inadvertently identified in the Debtors’ motion to approve continued use of their cash management system as ending in 4187.

8 –The Debtors opened this bank account post-petition on August 28, 2012 in accordance with the order of the Bankruptcy Court, entered on August 23, 2012, that, among other things, established procedures for providing deposits to the Debtors’ utility service providers that request adequate assurance of payment and deemed such utility service providers to have adequate assurance of payment.

MOR-2:

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited; Dollars in thousands)

For the Month Ended January 31, 2013[1]
Net revenues	$7,024
Cost of sales	862
Gross profit	6,162

Research and development	548
Selling and administrative	5,487
Operating expenses	6,035
Operating income	127

Gain on debt extinguishment [2]	(929)
Interest, net and other	1,356
Reorganization items, net	2,204
Total other (income), net	2,631

Loss from continuing operations before income taxes	(2,504)
Income tax provision	749
Net loss from continuing operations	$(3,253)

Notes

1 – The Debtors prepare their income statement on an accrual basis. Accordingly, the Debtors’ Statement of Operations, as set forth in this MOR, reflects the results of the Debtors’ operations for the month of January 2013.

2 – The gain on debt extinguishment reflects the remaining difference between the previously estimated Hologic Inc. liability recorded on the Debtors’ balance sheet and the $60,000 payment in satisfaction thereof under the settlement agreement between the Debtors and Hologic Inc. (the “Hologic Settlement Agreement”), which was approved pursuant to an order of the Bankruptcy Court entered on December 27, 2012 [Docket No. 498]. The majority of the gain on debt extinguishment resulting from the Hologic Settlement Agreement was recognized in the month ended December 31, 2012. Previously, the liability was included in Total Liabilities Subject to Compromise on the Debtors’ consolidated balance sheet.

MOR-3:

CONSOLIDATED BALANCE SHEET

(Unaudited; Dollars in thousands)

As of January 31,
2013
ASSETS
Current Assets:
Cash and cash equivalents	$33,539
Restricted cash	2,380
Undrawn DIP Facility proceeds	21,950
Receivables, net	15,371
Inventories, net	5,583
Other current assets	7,304
Income taxes receivable	382
Total Current Assets	86,509
Property and equipment, less accumulated depreciation	1,729
Intangible assets, net	114,623
Other assets	15,275
Total Assets	$218,136

LIABILITIES
LIABILITIES NOT SUBJECT TO COMPROMISE:
Current Liabilities:
Accounts payable	$3,960
Accrued expenses	24,944
Other current liabilities	2,765
Debtor-in-Possession Financing [1]	85,000
Total Liabilities not subject to compromise	116,669
Total liabilities subject to compromise	578,849
Total Liabilities	695,518

SHAREHOLDERS' DEFICIT
Preferred Stock	–
Class A Common Stock	657
Class B Common Stock	98
Additional paid-in capital	206,099
Accumulated deficit	(626,827)
Less: Treasury stock	(57,409)
Total Shareholders' Deficit	(477,382)
Total Liabilities and Shareholders' Deficit	$218,136

Notes

1 – Debtor-in-Possession Financing in the amount of $85,000 is reflective of the Debtors’ debtor-in-possession financing facility (the “DIP Facility”), which was approved pursuant to an order of the Bankruptcy Court (the “DIP Order”) entered on December 27, 2012 [Docket No. 497]. For administrative purposes, the net proceeds of the DIP Facility are being held in an account in the name of Silver Point Finance, LLC, the agent for the DIP Facility.

MOR-4:

STATUS OF POST-PETITION TAXES 1, 2

(Dollars in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$0	$181	$(181)	$0
FICA-Employee	0	93	(93)	0
FICA-Employer	0	93	(93)	0
Total Federal Taxes	$0	$367	$(367)	$0

State and Local
Withholding	$0	$134	$(134)	$0
Sales Tax	10	0	0	10
Unemployment Tax	0	5	(5)	0
Real Property	10	1	0	11
Personal Property	21	0	0	21
Franchise Tax	5	20	0	25
Total State and Local	$46	$160	$(139)	$67

Total Taxes	$46	$527	$(506)	$67

 Notes

1 - The Debtors have not annexed copies of tax returns filed with various taxing authorities during the current reporting period to this MOR, nor have they included the Debtors’ IRS Form 6123 with this MOR. Copies of such tax returns and IRS Form 6123 will be provided upon reasonable request in writing to counsel for the Debtors.

2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-4 (CON’T):

SUMMARY OF UNPAID POST-PETITION DEBTS 1

(Dollars in thousands)

Description	Amount
0 - 30 days old	$3,189
31+ days old	771
Total Vendor Accounts Payable Post-petition	$3,960

Notes

1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.

MOR-5:

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(Dollars in thousands)

Description	Amount
0 - 30 days old	$15,429
31 - 60 days old	138
61 - 90 days old	23
91+ days old	959
Total Customer Accounts Receivable	$16,549
Customer Allowances	(1,178)
Total Accounts Receivable	$15,371

MOR-6:

PAYMENTS TO INSIDERS AND PROFESSIONALS

(Dollars in thousands)

INSIDERS
Name	Type of Payment [1]	Current Month Amount Paid	Total Paid Since August 4, 2012 [2]
Christmas, Patrick	Salary/Expenses	$21	$125
Divis, Gregory	Salary/Expenses	30	181
McHugh, Thomas	Salary/Expenses	21	128
Baldini, Robert	Director Fees/Expenses	50	80
Bentley, Greg	Director Fees/Expenses	49	78
Lehrer, Joe	Director Fees/Expenses	69	110
Sidransky, David MD	Director Fees/Expenses	52	82
Stancic, Ana	Director Fees/Expenses	50	79
Total		$342	$863

Notes

1 – Additional detail concerning payments to the Debtors’ insiders will be provided upon reasonable request in writing to counsel for the Debtors.

2 – This table lists only those insiders who received a payment during the current reporting period. Additional insiders have received payments during the Debtors’ chapter 11 cases. For information regarding the total amount paid to such insiders during the Debtors’ chapter 11 cases, please refer to previously filed MORs.

PROFESSIONALS [1]
Name	Date of Court Order Authorizing Payment	Amount Requested [2]	Current Month Amount Paid	Total Paid To Date [3]	Total Incurred & Unpaid
Alston & Bird LLP	September 14, 2012	$0	$51	$225	$0
Arnall Golden Gregory LLP	October 10, 2012	0	14	28	7
Duff & Phelps, LLC	October 10, 2012	0	102	368	90
Curtis, Mallet-Prevost, Colt & Mosle LLP	January 15, 2013	0	0	0	0
Epiq Bankruptcy Solutions, LLC	September 27, 2012	25	25	173	7
Ernst & Young, LLP	September 28, 2012	14	17	17	4
Fortgang Consulting	September 14, 2012	0	0	0	0
Houlihan & Lokey Capital, Inc.	September 14, 2012	151	305	1,086	0
Jefferies & Company, Inc.	October 10, 2012	174	275	1,125	239
Lowenstein Sandler PC	December 27, 2012	400	400 4	400	0
Stroock Stroock & Lavan LLP	October 10, 2012	255	535	1,010	248
Weil, Gotshal & Manges LLP	September 27, 2012	0	0	1,088	0
Willkie Farr & Gallagher LLP	September 27, 2012	1,320	564	2,449	1,913
Total		$2,339	$2,288	$7,969	$2,508

Notes

1 – Represents professional services exclusive of those rendered by professionals retained by the Debtors pursuant to the September 27, 2012 order of the Bankruptcy Court authorizing the Debtors to employ and retain professionals utilized in the ordinary course of business professional service providers.

2 – Represents amounts requested during the current reporting period.

3 – Represents payments made from the date of the Bankruptcy Court’s order authorizing each firm’s retention.

4 – The $400 to Lowenstein Sandler PC was paid pursuant to the DIP Order.

MOR-6 (CON’T):

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS1

(Dollars in thousands)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Month
Building lease payable	$46	$46

Total Payments		$46

Notes

1 - The Debtors’ schedule of lease payments, as set forth in this MOR, only reflects payments made pursuant to the Debtors’ real property lease. Immaterial leases of personal property are not included in this MOR-6.

MOR-7:

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations
6	Pursuant to an order entered by the Bankruptcy Court, the Debtors were authorized to honor certain prepetition obligations to their customers.
13

The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes and certain items which have been paid subsequent to the end of this reporting period.

MAKENA® PERFORMANCE METRICS

Makena® (hydroxyprogesterone caproate injection) is the Debtors’ single-most valuable product. The information below addresses certain key performance metrics related to Makena®. The amounts shown are based on estimates and are subject to change. Gross revenues are preliminary and unaudited, and are not prepared in accordance with GAAP.

Three Months Ended	Gross Revenues ($ in thousands)(1)	Total Prescriptions (2)	Vials Shipped to Customers (3)
6/30/2012	$13,393	2,577	3,882
9/30/2012	$13,006	3,046	3,770
12/31/2012	$23,495	3,438	6,810
1/31/2013(4)	$23,909	3,630	6,930

Notes:
(1) Amounts shown are estimated based on the number of vials shipped to customers and list price/vial.
(2) Represents total prescriptions reported to the Debtors and does not include cancellations.
(3) Represents paid vials shipped to the Debtors' customers, which include specialty pharmacies and distributors.
(4) Data for the months of November 2012, December 2012, and January 2013 is used in the absence of complete data for the three months ending March 31, 2013.